Exhibit 21.1

EDISON MISSION ENERGY
LIST OF SUBSIDIARIES

As of December 31, 2013

AGUILA ENERGY COMPANY (California corporation) 100%
American Bituminous Power Partners, L.P. (Delaware limited partnership) 49.5% LP
ANACAPA ENERGY COMPANY (California corporation) 100%
Salinas River Cogeneration Company (California general partnership) 50%
CHESTER ENERGY COMPANY (California corporation) 100%
DEL MAR ENERGY COMPANY (California corporation) 100%
Mid-Set Cogeneration Company (California general partnership) 50%
EDISON MISSION ARROYO NOGALES, INC. (Delaware corporation) 100%
Walnut Creek II, LLC (Delaware LLC ) 100%
WCEP Holdings, LLC (Delaware LLC) 100%
Edison Mission Walnut Creek II, LLC (Delaware LLC) 100%
Edison Mission Walnut Creek, LLC (Delaware LLC) 100%
Edison Mission Huntington Beach, LLC (Delaware LLC) 100%
Walnut Creek Energy, LLC (Delaware LLC)
EDISON MISSION ASSET SERVICES, INC. (Delaware corporation) 100%
EDISON MISSION DEVELOPMENT, INC. (Delaware corporation) 100%
EDISON MISSION ENERGY FUEL (California corporation) 100%
Edison Mission Energy Petroleum (California corporation) 100%
EDISON MISSION ENERGY SERVICES, INC. (California corporation) 100%
EDISON MISSION FUEL RESOURCES, INC. (Delaware corporation) 100%
EDISON MISSION FUEL TRANSPORTATION, INC. (Delaware corporation) 100%
EDISON MISSION HOLDINGS CO. (Delaware corporation)
Chestnut Ridge Energy Company 100% (California corporation)
EME Homer City Generation L.P. (Pennsylvania limited partnership) 99.9%LP
Edison Mission Finance Co. 100% (California corporation)
Homer City Property Holdings Inc. 100%
Mission Energy Westside, Inc. 100% (California corporation)
EME Homer City Generation L.P. (Pennsylvania limited partnership) 0.1%GP
EDISON MISSION MARKETING AND TRADING, INC. (California corporation) 100%
Edison Mission Solutions, LLC (Delaware LLC) 100%
EDISON MISSION OPERATION AND MAINTENANCE, INC. (California corporation)
EDISON MISSION PROJECT CO. (Delaware corporation) 100%
EDISON MISSION WIND, INC. (Delaware corporation) 100%
Capistrano Wind Holdings, Inc. (Delaware corporation) 100% common shares
Capistrano Wind, Inc. (Delaware corporation) 100%
Capistrano Wind II, LLC (Delaware LLC) 100%
Capistrano Wind LLC. (Delaware LLC) 100%
Capistrano Wind Partners, LLC (Delaware LLC) 99%
Mission Wind Broken Bow, LLC (Delaware LLC) 100%
Broken Bow Wind, LLC (Delaware LLC) 100%
Mission Wind Crofton Bluffs, LLC (Delaware LLC) 100%
Crofton Bluffs Wind, LLC (Delaware LLC) 100%
Mission Wind Wyoming LLC (Delaware LLC) 100%
Mountain Wind Power, LLC (Delaware LLC) 100%
Mountain Wind Power II, LLC (Delaware LLC) 100%
Mission Wind Cedro, LLC (Delaware LLC) 100%
Cedro Hill Wind LLC (Delaware LLC) 100%
Edison Mission Mid-Atlantic, Inc. (Delaware corporation) 100%
Edison Mission Midwest II, Inc. (Delaware corporation) 100%
Big Sky Wind, LLC (Delaware LLC) 100.0%
Elkhorn Ridge Wind II, LLC (Delaware LLC) 5%
Edison Mission Renewable Energy CDE, LLC (Delaware LLC) 99.9%
Mission Funding Zeta (California corporation)
Mission Bingham Lake Wind, LLC (Minnesota LLC) 100%GP
ALP Wind, LLC (Minnesota LLC) 99%LP
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
HyperGen, LLC (Minnesota LLC) 99%LP
Windom Transmission, LLC (Minnesota LLC) 8.25%LP

Exhibit 21.1

JMC Wind, LLC (Minnesota LLC) 99%LP
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
LimiEnergy, LLC (Minnesota LLC) 99%LP
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
Maiden Winds, LLC (Minnesota LLC) 99%LP
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
MD & E Wind, LLC (Minnesota LLC) 99%LP
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
Power Beyond, LLC (Minnesota LLC) 99%LP
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
Power Blades Windfarm, LLC (Minnesota LLC) 99%LP
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
Stony Hills Wind Farm, LLC (Minnesota LLC) 99%LP
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
Tower of Power, LLC (Minnesota LLC) 99%LP
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
Whispering Wind Acres, LLC (Minnesota LLC) 99%LP
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
White Caps Windfarm, LLC (Minnesota LLC) 99%LP
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
Windom Transmission, LLC (Minnesota LLC) 1.0%LP
Mission CWN Holdings Inc. (Delaware corporation) 100%
Mission Community Wind North, LLC (Delaware LLC)
Community Wind North, LLC (Minnesota LLC) 99%
North Community Turbines, LLC (Minnesota LLC) 100%
Community Wind North 1 LLC (Minnesota LLC) 100%
Community Wind North 2 LLC (Minnesota LLC) 100%
Community Wind North 5 LLC (Minnesota LLC) 100%
Community Wind North 6 LLC (Minnesota LLC) 100%
Community Wind North 8 LLC (Minnesota LLC) 100%
Community Wind North 15 LLC (Minnesota LLC) 100%
North Wind Turbines, LLC ((Minnesota LLC) 100%
Community Wind North 3 LLC (Minnesota LLC) 100%
Community Wind North 7 LLC (Minnesota LLC) 100%
Community Wind North 9 LLC (Minnesota LLC) 100%
Community Wind North 10 LLC (Minnesota LLC) 100%
Community Wind North 11 LLC (Minnesota LLC) 100%
Community Wind North 13 LLC (Minnesota LLC) 100%
Mission Minnesota Wind, LLC (Delaware LLC) 100%GP
Bisson Windfarm, LLC (Minnesota LLC) 95%LP
DanMar Transmission, LLC (Minnesota LLC) 19.9%LP
Boeve Windfarm, LLC (Minnesota LLC) 99%LP
CG Windfarm, LLC (Minnesota LLC) 99%LP
DanMar Transmission, LLC (Minnesota LLC) 19.9%LP
Fey Windfarm, LLC (Minnesota LLC) 99%LP
K-Brink Windfarm, LLC (Minnesota LLC) 99%LP
TG Windfarm, LLC (Minnesota LLC) 99%LP
DanMar Transmission, LLC (Minnesota LLC) 19.9%LP
Tofteland Windfarm, LLC (Minnesota LLC) 91%LP
DanMar Transmission, LLC (Minnesota LLC) 19.9%LP
Westridge Windfarm, LLC (Minnesota LLC) 92%LP
DanMar Transmission, LLC (Minnesota LLC) 19.9%LP
Windcurrent Farms, LLC (Minnesota LLC) 99%LP
DanMar Transmission, LLC (Minnesota LLC) 0.5%LP
Carstensen Wind, LLC (Minnesota LLC) 99%LP
West Pipestone Transmission, LLC (Minnesota LLC) 19.9%LP
Greenback Energy, LLC (Minnesota LLC) 99%LP
West Pipestone Transmission, LLC (Minnesota LLC) 19.9%LP
Lucky Wind, LLC (Minnesota LLC) 99%LP
West Pipestone Transmission, LLC (Minnesota LLC) 19.9%LP
Northern Lights Wind, LLC (Minnesota LLC) 99%LP
West Pipestone Transmission, LLC (Minnesota LLC) 19.9%LP
Stahl Wind Energy, LLC (Minnesota LLC) 99%LP
West Pipestone Transmission, LLC (Minnesota LLC) 19.9%LP
West Pipestone Transmission, LLC (Minnesota LLC) 0.5%LP

Exhibit 21.1

Bendwind, LLC (Minnesota LLC) 99%LP
East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
Degreeff DP LLC (Minnesota LLC) 99%LP
East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
Degreeffpa, LLC (Minnesota LLC) 99%LP
East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
Groen Wind, LLC (Minnesota LLC) 99%LP
East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
Hillcrest Wind, LLC (Minnesota LLC) 99%LP
East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
Larswind, LLC (Minnesota LLC) 99%LP
East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
Sierra Wind, LLC (Minnesota LLC) 99%LP
East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
TAIR Windfarm, LLC (Minnesota LLC) 99%LP
East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
East Ridge Transmission, LLC (Minnesota LLC) 1.0%LP
Mission Wind Aurora Starlight, Inc. (Delaware corporation)100%
Aurora Starlight Wind, LLC (Delaware corporation) 100%
Mission Minnesota Wind III, Inc. (Delaware corporation) 100%
Jeffers Wind 20, LLC (Minnesota LLC) 99.9%LP
Mission Mountain Wind, LLC (Delaware LLC)
Pioneer Ridge, LLC (Delaware LLC) 100%
Pioneer Trail Wind, LLC (Delaware LLC) 100%
Mission Wind Boquillas, Inc. (Delaware corporation) 100%
Boquillas Wind, LLC (Delaware LLC) 100%
Mission Wind Goat Mountain, Inc. (Delaware corporation) 100%
Goat Wind, L.P. (Texas LP) 1%
Mission Wind Laredo, Inc. (Delaware corporation) 100%
Laredo Ridge Wind, LLC (Delaware LLC) 5%
Mission Wind Maine, Inc. (Delaware corporation) 100%
Maine Mountain Power, LLC (Delaware LLC) 97.5%
Mission Wind New Mexico II, Inc. (Delaware corporation) 100%
High Lonesome Mesa, LLC (Delaware LLC) 100%
High Lonesome Mesa Investments, LLC (Delaware LLC) 100%
Mission Wind Owaissa, Inc. (Delaware corporation) 100%
West Transmission One, LLC (Delaware LLC) 100%
Mission Wind Pinnacle, Inc. (Delaware corporation) 100%
Mission Wind Southwest, Inc. (Delaware corporation) 100%
Wilson Creek Power Partners, LLC (Delaware LLC) 10%
Mission Wind Terra Investments, LLC (Delaware LLC)
Mission Wind Texas II, Inc. (Delaware corporation) 100%
Goat Wind, L.P. (Texas LP) 98.9%
Mission Wind Utah, LLC (Delaware LLC) 100%
Spanish Fork Wind Park 2, LLC (Utah LP) 100%
South Texas Wind, LLC (Delaware LLC) 100%
Storm Lake Power Partners I, LLC (Delaware LLC) 1%
Taloga Wind II, LLC (Oklahoma LLC) 100%
Viento Funding, Inc. (Delaware corporation) 100%
Mission Iowa Wind Company (California corporation)
Storm Lake Power Partners I, LLC (Delaware LLC) 99%
Clear View Acres Wind Farm, LLC (Iowa LLC) 99%
Crosswind Transmission, LLC (Iowa LLC) 10%LP
Eagle View Acres Wind Farm, LLC (Iowa LLC) 99%
Crosswind Transmission, LLC (Iowa LLC) 10%LP
Elk Lake Wind Farm, LLC (Iowa LLC) 99%
Crosswind Transmission, LLC (Iowa LLC) 10%LP
Green Prairie Energy, LLC (Iowa LLC) 99%
Crosswind Transmission, LLC (Iowa LLC) 10%LP
Highland Township Wind Farm, LLC (Iowa LLC) 99%
Crosswind Transmission, LLC (Iowa LLC) 10%LP
Palo Alto County Wind Farm, LLC (Iowa LLC) 99%
Crosswind Transmission, LLC (Iowa LLC) 10%LP
Silver Lake Acres Wind Farm, LLC (Iowa LLC) 99%
Crosswind Transmission, LLC (Iowa LLC) 10%LP

Exhibit 21.1

Sunrise View Wind Farm, LLC (Iowa LLC) 99%
Crosswind Transmission, LLC (Iowa LLC) 10%LP
Sunset View Wind Farm, LLC (Iowa LLC) 99%
Crosswind Transmission, LLC (Iowa LLC) 10%LP
Virgin Lake Wind Farm, LLC (Iowa LLC) 99%
Crosswind Transmission, LLC (Iowa LLC) 10%LP
Cy-Hawk Wind Energy, LLC (Iowa LLC) 99%
Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
Greene Wind Energy, LLC (Iowa LLC) 99%
Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
Hardin Wind Energy, LLC (Iowa LLC) 99%
Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
Poverty Ridge Wind, LLC (Iowa LLC) 99%
Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
Sutton Wind Energy, LLC (Iowa LLC) 99%
Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
Wind Family Turbine, LLC (Iowa LLC) 99%
Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
Zontos Wind, LLC (Iowa LLC) 99%
Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
Mission Minnesota Wind II, Inc. (Delaware corporation) 100%
Odin Wind Farm, LLC (Minnesota LLC) 99.9%
OWF One, LLC (Minnesota LLC) 100%
OWF Two, LLC (Minnesota LLC) 100%
OWF Three, LLC (Minnesota LLC) 100%
OWF Four, LLC (Minnesota LLC) 100%
OWF Five, LLC (Minnesota LLC) 100%
OWF Six, LLC (Minnesota LLC) 100%
OWF Seven, LLC (Minnesota LLC) 100%
OWF Eight, LLC (Minnesota LLC) 100%
Mission Wind Oklahoma, Inc. (Delaware corporation) 100%
Sleeping Bear, LLC (Oklahoma LLC) 100%
Mission Wind PA One, Inc. (Delaware corporation) 100%
Forward WindPower, LLC (Delaware LLC) 50%
Mission Wind PA Two, Inc. (Delaware corporation) 100%
Lookout WindPower, LLC (Delaware LLC) 50%
Mission Wind PA Three, Inc. (Delaware corporation) 100%
Lookout WindPower, LLC (Delaware LLC) 50%
Mission Wind Pennsylvania, Inc. (Delaware corporation) 100%
Forward WindPower, LLC (Delaware LLC) 50%
Tapestry Wind, LLC (Delaware LLC) 100%
Buffalo Bear LLC (Oklahoma LLC) 100%
Pinnacle Wind, LLC (Delaware LLC) 100%
Taloga Wind, LLC (Oklahoma LLC) 100%
EHI DEVELOPMENT FUND 100% (California corporation) 100%
Edison Mission Renewable Energy CDE, LLC (0.1%)
EME CP HOLDINGS CO. (Delaware corporation) 100%
CP Power Sales Seventeen, LLC (Delaware LLC) 100%
CP Power Sales Nineteen, LLC (Delaware LLC) 100%
CP Power Sales Twenty LLC (Delaware LLC) 100%
EME EASTERN HOLDINGS CO. (Delaware corporation) 100%
Citizens Power Holdings One, LLC (Delaware LLC) 100%
CL Power Sales Eight, LLC (Delaware LLC) 25%
EME GENERATION HOLDINGS LIMITED (Cayman Islands company) 100%
EME Generation Holdings, LLC (Delaware LLC) 5% Class B
EME GENERATION HOLDINGS, LLC (Delaware LLC) 95% Class A
EME SERVICE CO. (Delaware corporation) 100%
EME WESTERN HOLDINGS CO. (Delaware corporation) 100%
GLOBAL POWER INVESTORS, INC. (Delaware corporation) 100%
MIDWEST GENERATION EME, LLC (Delaware LLC) 100%
Edison Mission Midwest Holdings Co. (Delaware corporation) 100%
Edison Mission Energy Fuel Services, LLC (Delaware LLC) 100%
Mission Midwest Coal, Inc. (Delaware corporation) 100%
Midwest Generation Holdings Limited (Cayman Islands company) 100%
Midwest Generation Holdings I, LLC (Delaware LLC) 5% Class B

Exhibit 21.1

Midwest Generation Holdings I, LLC (Delaware LLC) 95% Class A
Midwest Generation Holdings II, Inc. (Delaware corporation) 100%
Midwest Generation, LLC (Delaware LLC) 100%
Midwest Finance Corp. (Delaware corporation) 100%
Midwest Generation Procurement Services, LLC (Delaware LLC) 100%
MIDWEST PEAKER HOLDINGS, INC. (Delaware corporation) 100%
MISSION DEL CIELO, INC. (Delaware corporation) 100%
Mission del Sol, LLC (Delaware LLC) 100%
Sunrise Power Company, LLC (Delaware LLC) 50%
Mission De Las Estrellas LLC (Delaware corporation) 50%
MISSION ENERGY CONSTRUCTION SERVICES, INC. (California corporation) 100%
MISSION ENERGY HOLDINGS INTERNATIONAL, INC. (Delaware corporation) 100%
Beheer-en Beleggingsmaatschappij Plogema B.V. (Netherlands company) 100%
MEC Esenyurt B.V. (Netherlands company) 100%
Doga Enerji Uretim Sanayi ve Ticaret L.S. (Turkish corporation) 80%
Doga Isi Satis Hizmetleri ve Ticaret L.S. (Turkish corporation) 80%
Doga Isletme ve Bakim Ticaret L.S. (Turkish corporation) 80%
Caresale Services Limited (UK company) 49%
Edison First Power Limited (Guernsey company) 65%
Edison First Power Holdings II (UK company) 100%
Edison First Power Holdings I (UK company) 100%
Caresale Services Limited (UK company) 51%
Edison First Power Limited (Guernsey company) 65%
Maplekey Holdings Limited (UK company) 100%
Maplekey UK Finance Limited (UK company) 100%
Maplekey UK Limited (UK company) 100%
Edison First Power Limited (Guernsey company) 35%
EME Finance UK Limited (UK company) 100%
EME Investments, LLC (Delaware LLC) 100%
EME Investments II, LLC (Delaware LLC) 100%
EME Southwest Power Corporation (Delaware corporation) 100%
EME UK International LLC (Delaware LLC) 100%
MEC San Pascual B.V. (Netherlands company) 100%
San Pascual Cogeneration Company International B.V. (Netherlands company) 50%
San Pascual Cogeneration Company (Philippines) Limited (Philippines limited partnership) 1%GP and 74%LP
MISSION ENERGY WALES COMPANY (California corporation) 100%
MISSION KERN RIVER HOLDINGS, INC. (Delaware corporation) 100%
Southern Sierra Energy Company (California corporation) 100%
Kern River Cogeneration Company (California general partnership) 50%
MISSION MIDWAY-SUNSET HOLDINGS, INC. (Delaware corporation) 100%
San Joaquin Energy Company (California corporation) 100%
Midway-Sunset Cogeneration Company (California general partnership) 50%
MISSION PROCUREMENT, LLC (Delaware LLC) 100%
MISSION SYCAMORE HOLDINGS, INC. (Delaware corporation) 100%
Western Sierra Energy Company (California corporation) 100%
Sycamore Cogeneration Company (California general partnership) 50%
MISSION WATSON HOLDINGS, INC. (Delaware corporation) 100%
Camino Energy Company (California corporation) 100%
Watson Cogeneration Company (California general partnership) 49%
PLEASANT VALLEY ENERGY COMPANY (California corporation)
American Bituminous Power Partners, L.P. (Delaware limited partnership) 0.5% GP
SAN GABRIEL ENERGY COMPANY (California corporation) 100%
SAN JUAN ENERGY COMPANY (California corporation) 100%
SILVERADO ENERGY COMPANY (California corporation) 100%
Coalinga Cogeneration Company (California general partnership) 50%
VALLE DEL SOL ENERGY, LLC (Delaware LLC) 100%
VIEJO ENERGY COMPANY (California corporation) 100%
Sargent Canyon Cogeneration Company (California general partnership) 50%
VIENTO FUNDING II, INC. (Delaware corporation) 100%
Edison Mission Midwest, Inc. (Delaware corporation) 100%
Elkhorn Ridge Wind, LLC (Delaware LLC) 66.67%
Mission Wind New Mexico, Inc. (Delaware corporation) 100%
San Juan Mesa Wind Project, LLC (Delaware LLC) 75%
San Juan Mesa Investments, LLC (Delaware LLC) 100%
Mission Wind Wildorado, Inc. (Delaware corporation) 100%

Exhibit 21.1

Wildorado Wind, LLC (Texas LLC) 1.0%
Wildorado Interconnect, LLC (Texas LLC) 67.08%
Mission Wind Texas, Inc. (Delaware corporation) 100%
Wildorado Wind, LLC (Texas LLC) 98.9%
Wildorado Interconnect, LLC (Texas LLC) 67.08%